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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2002
                                                         -----------------------


                                    DDi Corp.
                                DDi Capital Corp.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                   000-30241                  06-1576013
           California                  333-41187                  33-0780382
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Numbers)          Identification Nos.)

                      1220 Simon Circle, Anaheim, CA                     92806
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                (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code      (714) 688-7200
                                                  ------------------------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)





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Item 5.  Other Events.

         On January 2, 2002, DDi Corp. announced that Charles D. Dimick, its Chairman, retired from DDi Corp. and Martin Malone, President and Chief Executive Officer of DDi Europe, a wholly-owned subsidiary of DDi Corp., retired from DDi Europe. In connection therewith, Mr. Dimick resigned from all officer and director positions with DDi Corp. and all of its direct and indirect subsidiaries, including DDi Capital Corp. Mr. Dimick entered into a consulting arrangement with DDi Corp. pursuant to which he will remain available for consulting services through the end of 2002. Mr. Malone resigned from all officer and director positions with DDi Europe as well as any officer or director positions he held with DDi Corp. or any of its direct or indirect subsidiaries. Bruce McMaster, DDi Corp.'s Chief Executive Officer, will assume Mr. Dimick's managerial duties, while David Blair will assume the position of President and Chief Executive Officer of DDi Europe.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     DDi CORP.



Date: January 2, 2002
                                           By: /s/ JOSEPH P. GISCH
                                               ---------------------------------
                                                   Joseph P. Gisch
                                                   Chief Financial Officer,
                                                   Secretary and Treasurer


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, DDi Capital Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                     DDi CAPITAL CORP.



Date: January 2, 2002
                                         By: /s/ JOSEPH P. GISCH
                                             -----------------------------------
                                                 Joseph P. Gisch
                                                 Vice President, Chief Financial
                                                 Officer and Treasurer


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